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                                                                   Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2000 in the Registration Statement Form
SB-2 and related Prospectus of vFinance.com, Inc. for the registration of 7,192,501 shares of its common stock.



May 15, 2000                                      /s/ Ernst & Young LLP